Exhibit 24



                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, J. Balog, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ J. Balog
                                ------------
                                J. Balog, Director
                                GWL&A Financial Inc.


Witness:


/s/ O.T. Dackow
---------------
Name:  O.T. Dackow
      (Type or print name of witness)

                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, J.W. Burns, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ J.W. Burns
                                --------------
                                J.W. Burns, Director
                                GWL&A Financial Inc.


Witness:


/s/ O.T. Dackow
---------------
Name:  O.T. Dackow
      (Type or print name of witness)

                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, O.T. Dackow, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ O.T. Dackow
                                ---------------
                                O.T. Dackow, Director
                                GWL&A Financial Inc.


Witness:


/s/ J.W. Burns
--------------
Name:  J.W. Burns
      (Type or print name of witness)

                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, R.G. Graham, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ R.G. Graham
                                ---------------
                                R.G. Graham, Director
                                GWL&A Financial Inc.


Witness:


/s/ O.T. Dackow
---------------
Name: O.T. Dackow
      (Type or print name of witness)

                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, R. Gratton, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ R. Gratton
                                --------------
                                R. Gratton, Director
                                GWL&A Financial Inc.


Witness:


/s/ O.T. Dackow
---------------
Name: O.T. Dackow
      (Type or print name of witness)

                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, N.B. Hart, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ N.B. Hart
                                -------------
                                N.B. Hart, Director
                                GWL&A Financial Inc.


Witness:


/s/ O.T. Dackow
---------------
Name:  O.T. Dackow
      (Type or print name of witness)

                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, K.P. Kavanagh, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ K.P. Kavanagh
                                -----------------
                                K.P. Kavanagh, Director
                                GWL&A Financial Inc.


Witness:


/s/ O.T. Dackow
---------------
Name:  O.T. Dackow
      (Type or print name of witness)

                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, W. Mackness, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ W. Mackness
                                ---------------
                                W. Mackness, Director
                                GWL&A Financial Inc.


Witness:


/s/ O.T. Dackow
---------------
Name:  O.T. Dackow
      (Type or print name of witness)

                         POWER OF ATTORNEY

                                RE

                       GWL&A FINANCIAL INC.


Know all men by these presents, that I, B.E. Walsh, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc. to the Registration Statement (Form S- 3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1998.


                                /s/ B.E. Walsh
                                --------------
                                B.E. Walsh, Director
                                GWL&A Financial Inc.


Witness:


/s/ O.T. Dackow
---------------
Name:  O.T. Dackow
      (Type or print name of witness)